EQUITY	6 Months Ended
Jun. 30, 2026
Equity [abstract]
EQUITY	EQUITY
Our company’s equity is comprised of the following shares:

	Class B Shares (Shares)	Share capital (US$ Millions)
Balance at January 1, 2025	31,909	$1
Balance at December 31, 2025, and June 30, 2026	31,909	$1
Our company’s share capital is comprised of exchangeable shares and class B shares. Due to the exchange feature of the exchangeable shares and the cash redemption feature of the class B shares, the exchangeable shares and the class B shares are classified as financial liabilities. However, class B shares, the most subordinated of all common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32.